UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 18, 2011
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On March 18, 2011, BB&T Corporation announced a 1-cent increase in the previously declared 2011 second-quarter dividend, as well as a special 1-cent dividend. The total regular second-quarter dividend is $0.16 per common share and the special dividend is $0.01 per common share. Each of the dividends will be paid on May 2, 2011, to shareholders of record as of April 8, 2011.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Copy of press release announcing BB&T Corporation has declared a 1-cent increase in the 2011 second-quarter dividend, as well as a special 1-cent dividend.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate
Controller (Principal Accounting Officer)

Date: March 18, 2011